UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 24, 2015

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6901 PROFESSIONAL PKWY. EAST, SUITE 200, SARASOTA, FLORIDA	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ROPER INDUSTRIES, INC.

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2015, the Board of Directors of Roper Industries, Inc. (the “Company”) approved an amendment to the Company’s amended and restated certificate of incorporation (the “Amendment”) changing the name of the Company to “Roper Technologies, Inc.” The Amendment was filed with the Secretary of State of Delaware, and became effective, on April 24, 2015. The Company’s common stock will continue to trade on the New York Stock Exchange, Inc. under the symbol “ROP.”

A copy of the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) is attached hereto as Exhibit 3.1 and a copy of the Company’s amended and restated by-laws (the “By-laws”) reflecting the name change is attached as Exhibit 3.2.  The Certificate of Incorporation and Bylaws are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated By-Laws

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

BY:	/s/ John Humphrey
	John Humphrey, Executive Vice President and Chief Financial Officer	Date: April 24, 2015

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated By-Laws